 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2013

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)
In a press release dated December 16, 2013, Bank of Marin Bancorp announced that Stuart Lum will become Chairman of the Boards of Directors of both Bank of Marin and Bank of Marin Bancorp (collectively, the “Board”), effective January 1, 2014. Lum has served as a Director for 14 years and is currently a member of the Executive Committee, the Assets and Liabilities Committee, and he chairs the Audit Committee.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated as of December 16, 2013, of the Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 18, 2013	BANK OF MARIN BANCORP
		By:	/s/ Cecilia Situ
Cecilia Situ
First Vice President &
Manager of Finance & Treasury
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 16, 2013